UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 29, 2014

Ares Multi-Strategy Credit Fund, Inc.

(Exact name of Registrant as specified in its charter)

Maryland	001-36147	46-2796427
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Avenue of the Stars

12th Floor

Los Angeles, California 90067
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (310) 201-4100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 29, 2014, the Board of Directors of the Fund elected Bruce Spector to serve as a Class I Director of the Fund until the next annual meeting of stockholders and until his successor is elected and qualifies.  Mr. Spector also was appointed to the Audit Committee and Nominating and Governance Committee of the Fund.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARES MULTI-STRATEGY CREDIT FUND, INC.

Date: January 30, 2014	By:	/s/ Seth Brufsky

	Name:	Seth Brufsky

	Title:	Chief Executive Officer & President